                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported) November 3, 2004
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                   Structured Asset Securities Corporation II
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             (Exact Name of Registrant as Specified in Its Charter)

 Delaware                               333-119328-01        82-0569805
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(State or Other Jurisdiction            (Commission          (IRS Employer
of Incorporation)                       File Number)         Identification No.)

745 Seventh Avenue, New York, New York                            10019
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(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code (212) 526-7000
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                                            N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
     Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the
     Exchange Act (17 CFR 240.13e-4(c))

                               Explanatory Note

         Structured Asset Securities Corporation II is filing this amendment on
December 17, 2004 to its Current Report on Form 8-K, filed with the Securities and Exchange Commission on November 9, 2004, to make certain amendments to
Exhibits 4.1 and 99.1.

Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         On November 3, 2004, a pooling and servicing agreement dated as of
October 12, 2004 (the "Pooling and Servicing Agreement"), was entered into by and among Structured Asset Securities Corporation II as depositor (the
"Registrant"), a master servicer, a special servicer, a trustee and a fiscal agent, for the purpose of issuing a single series of certificates, entitled
LB-UBS Commercial Mortgage Trust 2004-C7, Commercial Mortgage Pass-Through
Certificates, Series 2004-C7 (the "Certificates"). The Pooling and Servicing
Agreement is attached as Exhibit 4.1 hereto. Certain classes of the
Certificates, designated as Class A-1, Class A-2, Class A-3, Class A-4, Class
A-5, Class A-6, Class A-1A, Class B, Class C, Class D, Class E and Class F
(collectively, the "Underwritten Certificates") were registered under the
Registrant's registration statement on Form S-3 (Registration No. 333-119328)
and sold to Lehman Brothers Inc. and UBS Securities LLC (collectively, the
"Underwriters") pursuant to an underwriting agreement dated as of October 19,
2004 (the "Underwriting Agreement") between the Registrant, the Underwriters and the mortgage loan sellers. The Underwriting Agreement is attached as Exhibit 1.1 hereto. Certain of the mortgage loans backing the Underwritten Certificates were acquired by the Registrant from UBS Real Estate Investments Inc. as a seller pursuant to a Mortgage Loan Purchase Agreement dated as of October 19, 2004 (the
"UBS/Registrant Mortgage Loan Purchase Agreement"), which agreement contains representations and warranties made by that mortgage loan seller to the
Registrant with respect to those mortgage loans. The UBS/Registrant Mortgage
Loan Purchase Agreement is attached as Exhibit 99.1 hereto.

Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

         Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this report:

(a) Financial statements of businesses acquired:

         Not applicable.

(b) Pro forma financial information:

         Not applicable.

(c)  Exhibits:

Exhibit No.    Description

4.1            Pooling and Servicing Agreement dated as of October 12, 2004 among Structured Asset Securities Corporation II as depositor,
               Wachovia Bank, National Association as master servicer, GMAC
               Commercial Mortgage Corporation as special servicer, LaSalle
               Bank National Association as trustee and ABN AMRO Bank N.V.

99.1           Mortgage Loan Purchase Agreement dated as of October 19, 2004 between UBS Real Estate Investments Inc. as seller, UBS Principal
               Finance LLC as an additional party, and Structured Asset
               Securities Corporation II as purchaser.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  December 17, 2004

                                        STRUCTURED ASSET SECURITIES
                                        CORPORATION II

                                             By: /s/ David Nass
                                                 ---------------------------
                                                 Name:  David Nass
                                                 Title: Senior Vice President

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                                  EXHIBIT INDEX

                   The following exhibits are filed herewith:

Exhibit No.                                                             Page No.
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4.1        Pooling and Servicing Agreement dated as of October 12, 2004 among Structured Asset Securities Corporation II as depositor,
           Wachovia Bank, National Association as master servicer, GMAC
           Commercial Mortgage Corporation as special servicer, LaSalle
           Bank National Association as trustee and ABN AMRO Bank N.V. as fiscal agent.

99.1       Mortgage Loan Purchase Agreement dated as of October 19, 2004 between UBS Real Estate Investments Inc. as seller, UBS
           Principal Finance LLC as an additional party, and Structured
           Asset Securities Corporation II as purchaser.

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